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Exhibit 10.29

                               SOFTWARE LICENSE


                                BUSINESS TERMS
                                --------------

     NovaStar Financial, Inc., a Maryland corporation ("Supplier"), licenses NovaStar Mortgage, Inc., a Virginia corporation ("Licensee") to copy, market and use the computer programs and related documentation identified below (the "Software") in the territory specified below (the "Territory"). This License is subject to all the attached terms and conditions (the "Terms and Conditions").

     1.   The Software.
          ------------

     The Software consists of the loan submission software used and developed under the mark Internet Underwriter and related user documentation in the form available for distribution on the Effective Date.

     2.   License Fees and Payments due Supplier.
          --------------------------------------

          Annual License Fee:                     $50,000

          Per Loan Submission License Fee:         $15.00

     The Annual License Fee is due on the Effective Date and annually thereafter.

     Licensee will report and pay Per Loan Submission License Fees monthly as provided in the Terms and Conditions.

     4.   Delivery.
          --------

     Subject to the Terms and Conditions, Supplier will deliver the Software in object code form.

     5.   Effective Date of this License: July 1, 2000
          ------------------------------

     6.   Supplier's Address for Notice:
          -----------------------------

          NovaStar Financial, Inc.
          1901 West 47/th/ Place, Suite 105
          Westwood, Kansas 66205

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     7.   Licensee's Address for Notice:
          -----------------------------

          NovaStar Mortgage, Inc.
          1901 West 47/th/ Place, Suite 105
          Westwood, Kansas 66205


                   TERMS AND CONDITIONS OF SOFTWARE LICENSE
                   ----------------------------------------

     1.   Term; Termination. This Agreement shall remain in force until the
          -----------------
second anniversary of the Effective Date, and thereafter, it shall be automatically renewed for a term of one (1) year unless a written notice is delivered by either party within 30 days prior to the end of the term or any renewal term of this Agreement.

     2.   Software. The term "the Software" includes, and this License governs,
          --------
the object code for all computer programs and any related documentation and information provided by Supplier.

     3.   License. Supplier grants Licensee a nonexclusive, nontransferable
          -------
license throughout the Territory to copy, market and distribute the Software in object code form only, and to sublicense the Software for that use, subject to the following:

               (a)  Reports and Payment. Licensee will make all reports and
                    -------------------
payments to Supplier as provided in this License.

               (b)  Sublicensing and End-Users. Copies of the Software may be
                    --------------------------
distributed to other end-users only if they have executed written end-user sublicense agreements with Licensee. Each written sublicense agreement will provide substantially the same protection of Supplier's interests as this Software License Agreement.

               (c)  User Documentation. Licensee may copy for distribution the
                    ------------------
user documentation for the Software. Unless otherwise agreed in writing, Licensee will have no right to prepare, use, copy, market or distribute any translation of the User Documentation for any part of the Software into a language other than the English language.

               (d)  Notices. Licensee will include copies of a notice regarding
                    -------
proprietary rights approved in writing by Supplier in all copies of the Software that Licensee distributes. Licensee's performance of this obligation is a condition of Supplier's authorization of Licensee's distribution of copies of the Software. Object code will have an appropriate notice embedded in it.

               (e)  No Modification or Reverse Engineering. Licensee will not
                    --------------------------------------
attempt to modify, reverse compile, disassemble or otherwise reverse engineer the object code for the Software.

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     4.   Warranty. For a period of ninety (90) days after the Effective Date:
          --------

          (a)  Limited Warranty. Supplier warrants only that the latest release
               ----------------
of the Software delivered to Licensee by Supplier will meet and comply in all material respects with Supplier's most current user documentation for the Software as of the Effective Date.

          (b)  Remedy. During the warranty period, Supplier will use its best
               ------
efforts to supply an avoidance procedure within fifteen (15) days and to supply a correction within ninety (90) days for any defect or error in the Software following receipt of notice thereof from Licensee, as long as the notice is accompanied by documentary evidence in a mutually agreeable form that permits the defect or error to be demonstrated on Supplier's premises.

          (c)  Notification of Defects or Errors. Supplier agrees to inform
               ---------------------------------
Licensee of defects or errors in the Software discovered by Supplier or reported by others within a reasonable time after their discovery by or reporting to Supplier, and, at Licensee's request, to perform the obligations set forth in subparagraph (b) above with respect to those defects or errors.

          (d)  Limitation. Under the warranty set out above, Supplier accepts no
               ----------
responsibility for all or any part of the Software that has been modified since delivery unless Supplier has reviewed the modifications, has determined that they constitute valid corrections of the Software and has approved them in writing. Supplier will in any event be free to use and copy any modifications of the Software so approved for Supplier's normal business purposes in all versions of the Software, without payment or obligation to Licensee.

     5.   Maintenance.
          -----------

          (a)  Notification or Defects or Errors. After the expiration of the
               ---------------------------------
warranty period provided above, Supplier agrees to notify Licensee of defects or errors in the then most current version of the Software used by Licensee within a reasonable time after their discovery by or reporting to Supplier. If so requested, Supplier agrees to use diligent efforts to supply an avoidance procedure and a correction for those defects or errors at a reasonable price to be mutually agreed upon in each individual case.

          (b)  Updates. After the expiration of the warranty period provided
               -------
above, Supplier will make available to Licensee, at Supplier's then-standard prices and upon Supplier's then-standard terms and conditions, Supplier's standard updates for the Software that Supplier makes available to its customers generally.

     6.   LIMITATIONS AND DISCLAIMERS OF WARRANTY. THE FOREGOING WARRANTIES ARE
          ---------------------------------------
FOR LICENSEE'S EXCLUSIVE BENEFIT AND ARE NONTRANSFERABLE. THE FOREGOING WILL BE LICENSEE'S EXCLUSIVE REMEDIES FOR BREACH OF WARRANTY BY SUPPLIER. SUPPLIER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING IMPLIED WARRANTIES OR MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. SUPPLIER DOES NOT PROMISE THAT THE SOFTWARE WILL BE ERROR FREE OR WILL OPERATE WITHOUT INTERRUPTION.

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     7.   Additional Services. Supplier will consider Licensee's requests for
          -------------------
additional services not required by this License, such as installation, consulting, modification and training. If Supplier agrees to provide these services, it will do so at its standard rates and under its standard terms and conditions then in effect. Supplier may change its standard rates and/or terms and conditions on thirty (30) days' prior notice to Licensee, but changes will not apply to any project undertaken by Supplier before the changes become effective.

     8.   New Releases. From time to time Supplier may provide new releases of
          ------------
the Software containing corrections of errors then available, but Supplier will have no obligation to do so.

          (a)  During Warranty Period. If provided during the warranty period,
               ----------------------
new releases containing only corrections of errors will be provided without additional charge, but Supplier may impose a charge for new releases that in Supplier's opinion contain other modifications, improvements or new material.

          (b)  Service. After the expiration of the warranty period described
               -------
above, Supplier agrees to make available to Licensee an annual maintenance service for the then-current release of the Software, to the extent and on terms and conditions Supplier makes such a service available to its customers generally.

          (c)  Licensee's Duties. Licensee agrees to use diligent efforts to
               -----------------
provide all its sublicensees with all new releases and corrections that Supplier may provide without additional charge.

     9.   Delivery and Acceptance. The Software will be deemed accepted thirty
          -----------------------
(30) days after delivery unless Licensee first gives Supplier notice of a material noncompliance under Paragraph 4(a), specifying the nature of the noncompliance. If Licensee gives that notice, the Software product will be deemed accepted on the seventh (7th) day after Supplier has delivered a revised version of it unless Licensee gives Supplier notice before then that all material noncompliances reported by Licensee have not been cured. Nonmaterial errors will not affect acceptance, but Supplier will provide warranty or maintenance service for them as provided above.

     10.  Payment and Reports. Licensee agrees to pay Supplier the Annual
          -------------------
License Fee as shown on the face page of this License. Licensee also agrees to report and pay Per Loan Submission License Fees, as follows:

          (a)  Reporting. Within thirty (30) days after the end of each calendar
               ---------
quarter, Licensee will send Supplier a written report on the Loan Submissions during the quarter.

          (b)  Contents of Report; Payments. Each report will specify the number
               ----------------------------
of loan submissions and Per Loan Submission License Fees. Licensee agrees to pay those fees by the time the report is due.

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          (c)  Form of Payment. Unless otherwise specified on the face page, all
               ---------------
payments will be in United States dollars and will be made by check or by wire transfer to a bank account specified by Supplier.

          (d)  Taxes and Similar Charges. Licensee on demand will pay or
               -------------------------
reimburse Supplier for all taxes, other taxes and other charges relating to the Software, this License or payments hereunder imposed by the United States and their political subdivisions, with the sole exception of taxes on Supplier's income.

     11.  Proprietary Rights Indemnification. Supplier will indemnify Licensee
          ----------------------------------
against any claim that the Software as delivered by Supplier infringes any third party's patent, copyright or trade secret under the laws of the United States.

     12.  Supplier's and its Suppliers' Proprietary Rights. Licensee
          ------------------------------------------------
acknowledges and agrees that Supplier and its suppliers have and will retain all ownership rights in the Software, including all patent rights, copyrights, copyright registrations, trade secrets, trademarks, service marks, trademark and service mark registrations, related goodwill and confidential and proprietary information. Licensee will have no rights in the Software except as explicitly stated in this License.

     13.  Confidential Information. Each party agrees to use reasonable effort,
          ------------------------
and at least the same care that is uses to protect its own confidential information of like importance, to prevent unauthorized dissemination or disclosure of the other party's confidential information during and after the term of this License.

     14.  LIMITATIONS OF LIABILITY. SUPPLIER WILL NOT BE LIABLE FOR ANY SPECIAL,
          ------------------------
INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF INFORMED OF THE POSSIBILITY THEREOF IN ADVANCE. IN NO EVENT WILL SUPPLIER'S LIABILITY IN CONNECTION WITH THE SOFTWARE OR THIS LICENSE EXCEED AMOUNTS PAID TO SUPPLIER BY LICENSEE HEREUNDER. THESE LIMITATIONS APPLY TO ALL CAUSES OF ACTION IN THE AGGREGATE, INCLUDING WITHOUT LIMITATION BREACH OF CONTRACT, BREACH OF WARRANTY, SUPPLIER'S NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS.

     15.  Termination. This License will terminate:
          -----------

          (a)  End of Term. As provided in Paragraph 1;
               -----------

          (b)  Breach. On the thirtieth (30th) day after either party gives the
               ------
other notice of a material breach by the other of any term or condition of this License, unless the breach is cured before that day; or

          (c)  Bankruptcy or Insolvency. When either party at its discretion
               ------------------------
gives the other notice of termination after the other has been for more than sixty (60) days the subject of any voluntary or involuntary proceeding relating to bankruptcy, insolvency, liquidation, receivership, composition of or assignment for the benefit of creditors.

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     16.  Effect of Termination. After termination:
          ---------------------

          (a)  End of Licenses. Licensee will have no right to copy, market or
               ---------------
distribute the Software and will promptly destroy or return to Supplier all copies of the Software in its possession or under its control.

          (b)  Other End-Users' Rights. Other end-users properly sublicensed
               -----------------------
prior to termination may continue to use the Software under the terms of their written sublicense agreements, but all sublicense agreements will inure to Supplier's benefit, and Licensee will execute documents and provide assistance as reasonably requested by Supplier to enable Supplier to enforce them.

          (c)  No Damages for Termination; No Effect on other Rights and
               ---------------------------------------------------------
Remedies. Neither party will be liable for damages of any kind as a result of exercising its right to terminate this License according to these Terms and Conditions, and termination will not affect any other right or remedy of either party.

          (d)  Continuing Obligations. Payment and indemnification obligations
               ----------------------
arising prior to termination and the obligations of each party to keep the other's confidential information confidential will remain in force.

     17.  Assignment. Either party may assign this License to the surviving
          ----------
entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets or capital stock. In addition, Supplier may assign this license to any person to whom Supplier transfers all or substantially all of its rights in the Software. Otherwise, neither party may assign any rights or delegate any duties under this License without the other's prior written consent, and any attempt to do so without that consent will be void. This License will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

     18.  Miscellaneous.
          -------------

          (a)  Choice of Law. This License will be governed by and construed
               -------------
according to the laws of Kansas, without regard to principles of conflicts of law.

          (b)  Amendment. This License may be amended or supplemented only by a
               ---------
writing signed on behalf of both parties. No purchase order, invoice, or similar form will amend this License even if accepted by the receiving party in writing.

          (c)  Waiver. No waiver will be implied from conduct or failure to
               ------
enforce rights. No waiver will be effective unless in a writing signed on behalf of the party claimed to have waived.

          (d)  Contingencies. Neither party will have the right to claim damages
               -------------
or to terminate this License as a result of the other's failure or delay in performance due to circumstances beyond its reasonable control, such as labor disputes, strikes, lockouts, shortages

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of or inability to obtain labor, fuel, raw materials or supplies, war, riot, insurrection, epidemic, act of God, or governmental action not the fault of the nonperforming party.

          (e)  Severability. If any part of this License is found invalid or
               ------------
unenforceable, it will be enforced to the maximum extent permitted by law, and other parts of this License will remain in force.

          (f)  Equitable Relief. Either party may have injunctive, preliminary
               ----------------
or other equitable relief to remedy any actual or threatened unauthorized disclosure of confidential information or unauthorized use, copying, marketing, distribution or sublicensing of the Software.

          (g)  Entire Agreement. This License represents the entire agreement
               ----------------
between the parties relating to the Software and supersedes all prior representations, discussions, negotiations and agreements, whether written or oral.

          (h)  Notices. All notices, reports, requests and other communications
               -------
required or permitted hereunder must be in writing.

          (i)  Attorneys' Fees. In any suit to enforce this agreement, the
               ---------------
prevailing party will have the right to recover its costs and reasonable attorneys' fees and expenses, including costs, fees and expenses on appeal.

          (j)  Relationship of Parties. The parties to this License are
               -----------------------
independent contractors. There is no relationship of partnership, agency, employment, franchise or joint venture between the parties. Neither party has the authority to bind the other or incur any obligation on its behalf.



NOVASTAR FINANCIAL, INC.                NOVASTAR MORTGAGE, INC.
("Supplier")                            ("Licensee")


By:_______________________________      By:_____________________________________

Name:   Scott F. Hartman                Name:   W. Lance Anderson

Title:  Chief Executive Officer         Title:  President

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